1Q2025
Supplemental Information
FURNISHED AS OF MAY 1, 2025 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements.” Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “target,” “intend,” “plan,” “estimate,” “project,” “continue,” “should,” “could," "budget" and other comparable terms. These forward-looking statements are based on the Company's current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Such risks and uncertainties include, among other things, the following: the Company’s expected results may not be achieved; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; pandemics or other health crises; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; other legal and operational matters; and other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the SEC, including the Company's Annual Report on Form 10-K for the year ended December 31, 2024. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company's forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in the Company’s filings and reports, including, without limitation, estimates and projections regarding the performance of development projects the Company is pursuing. For a detailed discussion of the Company’s risk factors, please refer to the Company's filings with the SEC, including this report and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Table of Contents

4	Highlights
6	Salient Facts
7	Corporate Information
8	Balance Sheet
9	Statements of Income
10	FFO, Normalized FFO, & FAD
11	Capital Funding & Commitments
12	Debt Metrics
13	Debt Covenants & Liquidity
14	JV and Disposition Activity
15	Joint Ventures
16	Re/development Activity
17	Portfolio
18	Health Systems
19	MOB Proximity to Hospital
20	Lease Maturity & Occupancy
21	Leasing Statistics
22	Same Store
24	NOI Reconciliations
26	EBITDA Reconciliations
27	Components of Net Asset Value
28	2025 Guidance

HEALTHCARE REALTY	1Q 2025 SUPPLEMENTAL INFORMATION 3

Highlights

HEALTHCARE REALTY REPORTS FIRST QUARTER 2025 RESULTS AND DECLARES QUARTERLY DIVIDEND
Net (loss) income attributable to common stockholders for the three months ended March 31, 2025 was $(44.9) million or $(0.13) per diluted common share.

KEY HIGHLIGHTS
•Normalized FFO per share totaled $0.39 for the quarter.
•89.3% same store occupancy as of quarter end, up from 89.2% in the fourth quarter of 2024.
•$66 million of gross proceeds comprised of $28 million of first quarter asset sale transactions and a $38 million loan repayment received in April.

LEASING
•Portfolio leasing activity that commenced in the first quarter totaled 1,450,000 square feet related to 377 leases:
◦1,002,000 square feet of renewals
◦448,000 square feet of new and expansion lease commencements
•In the first quarter, the Company signed new leases totaling 370,000 square feet.

SAME STORE METRICS
•Cash NOI for the first quarter increased 2.3% year over year.
•Tenant retention for the first quarter was 84.8%, an increase from 81.6% in the fourth quarter of 2024.
•MOB cash leasing spreads were 2.3% for the quarter.

BALANCE SHEET
•Run rate net debt to adjusted EBITDA was 6.4 times.
•In January 2025, the Company repaid $35 million of its term loans maturing in 2026.

LEADERSHIP
•Peter A. Scott appointed as the Company's President & Chief Executive Officer effective April 15, 2025.
•Mr. Scott is expected to be added to the Board of Directors following the Company's 2025 annual meeting of stockholders.
•Connie Moore, who served as Interim President and CEO of the Company from November 2024 until April 14, 2025, will continue to serve on the Board of Directors.

DIVIDEND
•A common stock cash dividend in the amount of $0.31 per share will be paid on May 23, 2025, to Class A common stockholders of record on May 12, 2025. Additionally, the eligible holders of operating partnership units will receive a distribution of $0.31 per unit, equivalent to the Company's Class A common stock dividend.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 4

Highlights

GUIDANCE
•The Company reaffirms its per share guidance, as outlined below, as well as the guidance provided on page 28 of the Supplemental Information:

	2025 GUIDANCE		ACTUAL
	LOW	HIGH	1Q 2025
Earnings per share	$(0.28)	$(0.20)	$(0.13)
NAREIT FFO per share	$1.44	$1.48	$0.35
Normalized FFO per share	$1.56	$1.60	$0.39
The 2025 annual guidance range reflects the Company's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, and operating and general and administrative expenses. The Company's guidance does not contemplate impacts from gains or losses from dispositions, potential impairments, or debt extinguishment costs, if any. There can be no assurance that the Company's actual results will not be materially higher or lower than these expectations. If actual results vary from these assumptions, the Company's expectations may change.

EARNINGS CALL
•On Friday, May 2, 2025, at 11:00 a.m. Eastern Time, Healthcare Realty Trust has scheduled a conference call to discuss earnings results, quarterly activities, general operations of the Company and industry trends.
•Simultaneously, a webcast of the conference call will be available to interested parties at https://investors.healthcarerealty.com/corporate-profile/webcasts under the Investor Relations section. A webcast replay will be available following the call at the same address.
•Live Conference Call Access Details:
◦Domestic Dial-In Number: +1 800-715-9871 access code 4950066;
◦All Other Locations: +1 646-307-1963 access code 4950066.
•Replay Information:
◦Domestic Dial-In Number: +1 800-770-2030 access code 4950066;
◦All Other Locations: +1 609-800-9909 access code 4950066.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 5

Salient Facts [1]

Properties

648 properties totaling 38.3M SF
64 markets in 33 states
93% managed by Healthcare Realty
93% outpatient medical facilities
59% of NOI in Top 15 Markets

Capitalization

$10.9B enterprise value as of 3/31/25
$6.0B market capitalization as of 3/31/25
355.1M shares/units outstanding as of 3/31/25
353.5M diluted WA shares outstanding
BBB/Baa2 S&P/Moody's
45.1% net debt to enterprise value at 3/31/25
6.4x run rate net debt to adjusted EBITDA

1Includes properties held in joint ventures.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 6

Corporate Information

Healthcare Realty (NYSE: HR) is a real estate investment trust (REIT) that owns and operates medical outpatient buildings primarily located around market-leading hospital campuses. The Company selectively grows its portfolio through property acquisition and development. As of March 31, 2025, the Company was invested in 648 real estate properties in 33 states totaling 38.3 million square feet and had an enterprise value of approximately $10.9 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 93% of its portfolio.

EXECUTIVE OFFICERS

Peter A. Scott
President and Chief Executive Officer

Constance B. Moore
Interim President and Chief Executive Officer (through April 14)

Ryan E. Crowley
Executive Vice President and Chief Investment Officer

Austen B. Helfrich
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President and Chief Operating Officer

Andrew E. Loope
Executive Vice President, General Counsel and Secretary

Julie F. Wilson
Executive Vice President and Chief Administrative Officer

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
Citi Research
Deutsche Bank Securities
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
Wedbush Securities
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

Nancy H. Agee
Retired President and Chief Executive Officer
Carilion Clinic

Thomas N. Bohjalian
Chairman, Healthcare Realty Trust Incorporated
Retired Head of U.S Real Estate, Cohen & Steers

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

David B. Henry
Retired Vice Chairman and Chief Executive Officer
Kimco Realty Corporation

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Jay P. Leupp
Managing Partner and Senior Portfolio Manager
Terra Firma Asset Management, LLC

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Constance B. Moore
Retired President and CEO
BRE Properties, Inc.

Glenn J. Rufrano
Executive Chairman
PREIT

Christann M. Vasquez
Retired Healthcare Executive

Donald C. Wood
Chief Executive Officer
Federal Realty Investment Trust

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 7

Balance Sheet
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Real estate properties
Land	$1,134,635	$1,143,468	$1,195,116	$1,287,532	$1,342,895
Buildings and improvements	9,729,912	9,707,066	10,074,504	10,436,218	10,902,835
Lease intangibles	631,864	664,867	718,343	764,730	816,303
Personal property	9,938	9,909	9,246	12,501	12,720
Investment in financing receivables, net	123,813	123,671	123,045	122,413	122,001
Financing lease right-of-use assets	76,958	77,343	77,728	81,401	81,805
Construction in progress	35,101	31,978	125,944	97,732	70,651
Land held for development	52,408	52,408	52,408	59,871	59,871
Total real estate investments	11,794,629	11,810,710	12,376,334	12,862,398	13,409,081
Less accumulated depreciation and amortization	(2,583,819)	(2,483,656)	(2,478,544)	(2,427,709)	(2,374,047)
Total real estate investments, net	9,210,810	9,327,054	9,897,790	10,434,689	11,035,034
Cash and cash equivalents [1]	25,722	68,916	22,801	137,773	26,172
Assets held for sale, net	6,635	12,897	156,218	34,530	30,968
Operating lease right-of-use assets	259,764	261,438	259,013	261,976	273,949
Investments in unconsolidated joint ventures	470,418	473,122	417,084	374,841	309,754
Other assets, net and goodwill	522,920	507,496	491,679	559,818	605,047
Total assets	$10,496,269	$10,650,923	$11,244,585	$11,803,627	$12,280,924

LIABILITIES AND STOCKHOLDERS' EQUITY
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Liabilities
Notes and bonds payable	$4,732,618	$4,662,771	$4,957,796	$5,148,153	$5,108,279
Accounts payable and accrued liabilities	144,855	222,510	197,428	195,884	163,172
Liabilities of properties held for sale	422	1,283	7,919	1,805	700
Operating lease liabilities	224,117	224,499	229,925	230,601	229,223
Financing lease liabilities	72,585	72,346	71,887	75,199	74,769
Other liabilities	174,830	161,640	180,283	177,293	197,763
Total liabilities	5,349,427	5,345,049	5,645,238	5,828,935	5,773,906

Redeemable non-controlling interests	4,627	4,778	3,875	3,875	3,880

Stockholders' equity
Preferred stock, $0.01 par value; 200,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 1,000,000 shares authorized	3,510	3,505	3,558	3,643	3,815
Additional paid-in capital	9,121,269	9,118,229	9,198,004	9,340,028	9,609,530
Accumulated other comprehensive (loss) income	(7,206)	(1,168)	(16,963)	6,986	4,791
Cumulative net income attributable to common stockholders	329,436	374,309	481,155	574,178	717,958
Cumulative dividends	(4,368,739)	(4,260,014)	(4,150,328)	(4,037,693)	(3,920,199)
Total stockholders' equity	5,078,270	5,234,861	5,515,426	5,887,142	6,415,895
Non-controlling interest	63,945	66,235	80,046	83,675	87,243
Total equity	5,142,215	5,301,096	5,595,472	5,970,817	6,503,138
Total liabilities and stockholders' equity	$10,496,269	$10,650,923	$11,244,585	$11,803,627	$12,280,924

12Q 2024 cash and cash equivalents include $96.0 million of proceeds held in a cash escrow account from a portfolio disposition that closed on June 28, 2024, and was received by the Company on July 1, 2024.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 8

Statements of Income
DOLLARS IN THOUSANDS

	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Revenues
Rental income [1]	$288,857	$300,065	$306,499	$308,135	$318,076
Interest income	3,731	4,076	3,904	3,865	4,538
Other operating	6,389	5,625	5,020	4,322	4,191
	298,977	309,766	315,423	316,322	326,805
Expenses
Property operating	114,963	114,415	120,232	117,719	121,078
General and administrative	13,530	34,208	20,124	14,002	14,787
Normalizing items [2]	(502)	(22,991)	(6,861)	—	—
Normalized general and administrative	13,028	11,217	13,263	14,002	14,787
Transaction costs	1,011	1,577	719	431	395
Depreciation and amortization	150,969	160,330	163,226	173,477	178,119
	280,473	310,530	304,301	305,629	314,379
Other income (expense)
Interest expense before merger-related fair value	(44,366)	(47,951)	(50,465)	(52,393)	(50,949)
Merger-related fair value adjustment	(10,446)	(10,314)	(10,184)	(10,064)	(10,105)
Interest expense	(54,812)	(58,265)	(60,649)	(62,457)	(61,054)
Gain on sales of real estate properties and other assets	2,904	32,082	39,310	38,338	22
Loss on extinguishment of debt	—	(237)	—	—	—
Impairment of real estate assets and credit loss reserves	(12,081)	(81,098)	(84,394)	(132,118)	(15,937)
Impairment of goodwill	—	—	—	—	(250,530)
Equity income (loss) from unconsolidated joint ventures	1	224	208	(146)	(422)
Interest and other income (expense), net	95	(154)	(132)	(248)	275
	(63,893)	(107,448)	(105,657)	(156,631)	(327,646)
Net loss	$(45,389)	$(108,212)	$(94,535)	$(145,938)	$(315,220)
Net loss attributable to non-controlling interests	516	1,366	1,512	2,158	4,384
Net loss attributable to common stockholders	$(44,873)	$(106,846)	$(93,023)	$(143,780)	$(310,836)

Basic earnings per common share	$(0.13)	$(0.31)	$(0.26)	$(0.39)	$(0.82)
Diluted earnings per common share	$(0.13)	$(0.31)	$(0.26)	$(0.39)	$(0.82)

Weighted average common shares outstanding - basic	349,539	351,560	358,960	372,477	379,455
Weighted average common shares outstanding - diluted [3]	349,539	351,560	358,960	372,477	379,455

STATEMENTS OF INCOME SUPPLEMENTAL INFORMATION
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Interest income
Financing receivables	$1,950	$2,103	$2,117	$2,094	$2,117
Interest on mortgage and mezzanine loans	1,781	1,973	1,787	1,771	2,421
Total	$3,731	$4,076	$3,904	$3,865	$4,538

Other operating income
Parking income	$1,863	$1,958	$2,363	$2,463	$2,545
Management fee and miscellaneous income	4,526	3,667	2,657	1,859	1,646
Total	$6,389	$5,625	$5,020	$4,322	$4,191

1In 4Q 2024, rental income was reduced by $0.7 million for Prospect Medical revenue reserves. In 2Q 2024, rental income was reduced by $3.0 million for Steward Health revenue reserves.
2Normalizing items primarily include restructuring, severance-related costs and non-routine advisory fees associated with shareholder engagement.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount. As a result, the outstanding limited partnership units in the Company's operating partnership ("OP"), totaling 3,665,625 units were not included.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 9

FFO, Normalized FFO, & FAD [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Net loss attributable to common stockholders	$(44,873)	$(106,846)	$(93,023)	$(143,780)	$(310,836)
Net loss attributable to common stockholders per diluted share [3]	$(0.13)	$(0.31)	$(0.26)	$(0.39)	$(0.82)

Gain on sales of real estate assets	$(2,904)	$(32,082)	$(39,148)	$(33,431)	$(22)
Impairments of real estate assets	10,145	75,423	37,632	120,917	15,937
Real estate depreciation and amortization	155,288	164,656	167,821	177,350	181,161
Non-controlling loss from operating partnership units	(599)	(1,422)	(1,372)	(2,077)	(4,278)
Unconsolidated JV depreciation and amortization	6,717	5,913	5,378	4,818	4,568
FFO adjustments	$168,647	$212,488	$170,311	$267,577	$197,366
FFO adjustments per common share - diluted	$0.48	$0.60	$0.47	$0.71	$0.51
FFO	$123,774	$105,642	$77,288	$123,797	$(113,470)
FFO per common share - diluted [4]	$0.35	$0.30	$0.21	$0.33	$(0.30)

Transaction costs	1,011	1,577	719	431	395
Lease intangible amortization	(228)	(2,348)	(10)	129	175
Non-routine legal costs/forfeited earnest money received	77	306	306	465	—
Debt financing costs	—	237	—	—	—
Restructuring and severance-related charges	502	22,991	6,861	—	—
Credit losses and gains (losses) on other assets, net [5]	1,936	4,582	46,600	8,525	—
Impairment of goodwill	—	—	—	—	250,530
Merger-related fair value adjustment	10,446	10,314	10,184	10,064	10,105
Unconsolidated JV normalizing items [6]	204	113	101	89	87
Normalized FFO adjustments	$13,948	$37,772	$64,761	$19,703	$261,292
Normalized FFO adjustments per common share - diluted	$0.04	$0.11	$0.18	$0.05	$0.68
Normalized FFO	$137,722	$143,414	$142,049	$143,500	$147,822
Normalized FFO per common share - diluted	$0.39	$0.40	$0.39	$0.38	$0.39

Non-real estate depreciation and amortization	222	404	276	313	485
Non-cash interest amortization, net [7]	1,217	1,239	1,319	1,267	1,277
Rent reserves, net [8]	94	(369)	(27)	1,261	(151)
Straight-line rent income, net	(6,844)	(7,051)	(5,771)	(6,799)	(7,633)
Stock-based compensation	3,028	3,028	4,064	3,383	3,562
Unconsolidated JV non-cash items [9]	(253)	(277)	(376)	(148)	(122)
Normalized FFO adjusted for non-cash items	135,186	140,388	141,534	142,777	145,240
2nd generation TI	(14,885)	(20,003)	(16,951)	(12,287)	(20,204)
Leasing commissions paid	(11,394)	(11,957)	(10,266)	(10,012)	(15,215)
Building capital	(6,687)	(8,347)	(7,389)	(12,835)	(5,363)
Total maintenance capex	(32,966)	(40,307)	(34,606)	(35,134)	(40,782)
FAD	$102,220	$100,081	$106,928	$107,643	$104,458
Quarterly dividends and OP distributions	$109,840	$110,808	$113,770	$118,627	$119,541
FFO wtd avg common shares outstanding - diluted [10]	353,522	355,874	363,370	376,556	383,413

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount.
4For 1Q 2024, basic weighted average common shares outstanding was the denominator used in the per share calculation.
51Q 2025 represents a $1.9 million loss on other assets. 4Q 2024 includes $1.6 million of credit loss reserves, net of recoveries and a $4.1 million loss on other assets. These amounts were partially offset by a $1.1 million recovery of prior-period Steward Health straight-line rent for leases assumed. 3Q 2024 includes $46.8 million of credit loss reserves and $0.2 million gain on other assets. 2Q 2024 includes $11.2 million of credit loss reserves and $2.2 million write-off of prior period Steward Health straight-line rent, offset by $4.9 million gain on other assets.
6Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
7Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
82Q 2024 includes $0.8 million related to the Steward Health revenue reserve for March.
9Includes the Company's proportionate share of straight-line rent, net and rent reserves, net related to unconsolidated joint ventures.
10The Company utilizes the treasury stock method, which includes the dilutive effect of nonvested share-based awards outstanding of 317,511 for the three months ended March 31, 2025. Also includes the diluted impact of 3,665,625 OP units outstanding.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 10

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Acquisitions [1]	$—	$—	$—	$—	$—
Re/development [2]	33,436	39,611	44,590	44,796	21,580
1st generation TI & acquisition capex [3]	15,139	14,794	15,677	13,010	12,421

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
2nd generation TI	$14,885	$20,003	$16,951	$12,287	$20,204
Leasing commissions paid	11,394	11,957	10,266	10,012	15,215
Building capital	6,687	8,347	7,389	12,835	5,363
	$32,966	$40,307	$34,606	$35,134	$40,782
% of Cash NOI
2nd generation TI	8.2%	10.6%	8.8%	6.2%	10.1%
Leasing commissions paid	6.3%	6.3%	5.3%	5.0%	7.6%
Building capital	3.7%	4.4%	3.8%	6.5%	2.7%
	18.2%	21.3%	17.9%	17.7%	20.4%

LEASING COMMITMENTS [4]
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Renewals
Square feet	794,857	783,975	909,844	788,862	1,454,998
2nd generation TI/square foot/lease year	$1.90	$2.20	$1.91	$1.81	$2.39
Leasing commissions/square foot/lease year	$1.48	$1.48	$1.36	$1.33	$0.90
Renewal commitments as a % of annual net rent	13.8%	14.1%	12.2%	13.6%	13.8%
WALT (in months) [5]	47.7	59.7	50.3	52.3	60.5

New leases
Square feet	172,371	299,950	462,756	252,795	337,357
2nd generation TI/square foot/lease year	$6.08	$7.30	$7.18	$6.90	$7.32
Leasing commissions/square foot/lease year	$1.90	$1.82	$1.91	$1.98	$1.68
New lease commitments as a % of annual net rent	40.4%	40.7%	39.9%	43.3%	42.8%
WALT (in months) [5]	65.9	78.3	94.7	82.6	92.8

All
Square feet	967,228	1,083,925	1,372,600	1,041,657	1,792,355
Leasing commitments as a % of annual net rent	18.8%	21.9%	24.0%	22.6%	20.5%
WALT (in months) [5]	51.0	64.8	65.3	59.6	66.6

1Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
2Re/development funding includes capital spend on re/developments, development completions and unstabilized properties.
3Acquisition capex includes near-term fundings underwritten as part of recent acquisitions. 1st generation tenant improvements for re/developments are excluded.
4Reflects leases commencing in the quarter. Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, unstabilized properties, planned dispositions and assets classified as held for sale.
5WALT = weighted average lease term.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 11

Debt Metrics[1]
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF MARCH 31, 2025
	PRINCIPAL BALANCE	BALANCE [1]	MATURITY DATE [2]	MONTHS TO MATURITY [2]	1Q 2025 INTEREST EXPENSE	CONTRACTUAL INTEREST EXPENSE	CONTRACTUAL RATE	EFFECTIVE RATE	FAIR VALUE MERGER ADJUSTED
SENIOR NOTES	$250,000	$249,967	5/1/2025	1	$2,470	$2,422	3.88%	4.12%
	600,000	588,837	8/1/2026	16	7,263	5,250	3.50%	4.94%	Y
	500,000	489,231	7/1/2027	27	5,815	4,688	3.75%	4.76%	Y
	300,000	298,183	1/15/2028	34	2,787	2,719	3.63%	3.85%
	650,000	588,763	2/15/2030	59	7,772	5,039	3.10%	5.30%	Y
	299,500	297,294	3/15/2030	60	1,929	1,797	2.40%	2.72%
	299,785	296,472	3/15/2031	72	1,593	1,536	2.05%	2.25%
	800,000	671,804	3/15/2031	72	8,572	4,000	2.00%	5.13%	Y
	$3,699,285	$3,480,551		44	$38,201	$27,451	2.97%	4.44%
TERM LOANS	$175,000	$174,958	5/31/2026	14	2,370	2,370	SOFR + 1.05%	5.37%
	150,000	149,827	6/1/2026	14	2,013	2,013	SOFR + 1.05%	5.37%
	290,000	289,987	10/31/2026	19	4,026	4,026	SOFR + 1.05%	5.37%
	200,000	199,676	7/20/2027	27	2,684	2,684	SOFR + 1.05%	5.37%
	300,000	298,812	1/20/2028	33	3,911	3,911	SOFR + 1.05%	5.37%
	$1,115,000	$1,113,260		23	$15,004	$15,004		5.37%
$1.5B CREDIT FACILITY	94,000	94,000	10/31/2027	31	$298	$298	SOFR + 0.95%	5.27%
MORTGAGES	$44,934	$44,807	various	13	$444	$456	4.04%	4.17%
	$4,953,219	$4,732,618		39	$53,947	$43,209	3.56%	4.67%	$2,550,000
Less cash	(25,722)
Net debt	$4,927,497
Interest rate swaps					(1,074)	(1,074)
Interest cost capitalization					(857)	—
Unsecured credit facility fee & deferred financing costs					1,880	750
Financing right-of-use asset amortization					916	—
					$54,812	$42,885

DEBT MATURITIES SCHEDULE AS OF MARCH 31, 2025
	PRINCIPAL PAYMENTS
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	WA RATE
2025	$0	$250,000	$16,030	$266,030	3.90%
2026	615,000	600,000	28,904	1,243,904	4.44%
2027	294,000	500,000	—	794,000	4.34%
2028	300,000	300,000	—	600,000	4.50%
2029	—	—	—	—	—%
Thereafter	—	2,049,285	—	2,049,285	2.41%
Total	$1,209,000	$3,699,285	$44,934	$4,953,219	3.56%
Net debt				$4,927,497
Fixed rate debt balance	$1,075,000	$3,699,285	$44,934	$4,819,219
% fixed rate debt, net of cash				97.8%
Company share of JV net debt			$29,909

INTEREST RATE SWAPS
MATURITY	AMOUNT	FIXED SOFR RATE
May 2026	$275,000	3.74%
June 2026	150,000	3.83%
December 2026	150,000	3.84%
June 2027	200,000	4.27%
December 2027	300,000	3.93%
As of 3/31/2025	$1,075,000	3.92%

1Balances are reflected net of discounts, fair value adjustments, and deferred financing costs and include premiums.
2Includes extension options.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 12

Debt Covenants & Liquidity
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED MARCH 31, 2025 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	39.3%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	0.4%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	42.9%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	2.8x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	2.9x
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 35%	10.5%

Senior Notes
Incurrence of total debt	Total debt/total assets	Not greater than 60%	38.7%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	0.4%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	248.4%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	2.9x

Other
Net debt to adjusted EBITDA [2]	Net debt (debt less cash)/adjusted EBITDA	Not required	6.5x
Run rate net debt to adjusted EBITDA [3]	Proforma net debt (debt less cash)/proforma adjusted EBITDA	Not required	6.4x
Net debt to enterprise value [4]	Net debt/enterprise value	Not required	45.1%

LIQUIDITY SOURCES
Cash	$25,722
Unsecured credit facility availability	1,406,000
Consolidated unencumbered assets (gross) [5]	11,668,609

1Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
2Net debt includes the Company's share of unconsolidated JV net debt. See page 26 for a reconciliation of adjusted EBITDA.
3Includes the proforma impact of a mortgage loan receivable repayment in April 2025.
4Based on the closing price of $16.90 on March 31, 2025, and 355,143,647 shares outstanding including outstanding OP units.
5The annualized first quarter 2025 unencumbered asset NOI was $689.2 million.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 13

Investment Activity
DOLLARS IN THOUSANDS

DISPOSITION ACTIVITY
LOCATION	COUNT	TYPE	CLOSING	SQUARE FEET	LEASED %	SALE PRICE	PROCEEDS	% OWNERSHIP RETAINED

Dispositions
Boston, MA	1	MOB	2/7/2025	30,304	41%	$4,500	$4,500	—
Denver, CO	2	MOB	2/14/2025	69,715	54%	8,600	8,600	—
Houston, TX [1]	1	MOB	3/20/2025	127,933	35%	15,000	9,600	—

Total 2025 disposition activity	4			227,952	42%	$28,100	$22,700

Average cap rate [2]						3.1%

1The Company provided seller financing of approximately $5.4 million in connection with this sale.
2Cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 14

Joint Ventures [1]
DOLLARS IN THOUSANDS

PORTFOLIOS
	WA OWNERSHIP INTEREST			1Q 2025
JOINT VENTURE		# OF PROPERTIES	SQUARE FEET	OCCUPANCY	NOI	NOI AT SHARE	SAME STORE NOI AT SHARE
Nuveen	41%	28	1,526,776	86%	$7,729	$2,998	$2,420
CBRE	20%	4	283,880	59%	1,145	229	177
KKR	20%	23	1,719,557	96%	12,435	2,487	—
Other [2]	57%	10	723,632	86%	4,888	2,568	1,803
Total		65	4,253,845	88%	$26,197	$8,282	$4,400

BALANCE SHEET
JOINT VENTURE	REAL ESTATE INVESTMENT [3]	DEBT [3]	DEBT AT SHARE	INTEREST RATE
Nuveen	$599,651	$71,900	$14,380	5.9%
CBRE	133,193	—	—	—
KKR	737,451	—	—	—
Other [2]	335,908	69,100	27,640	5.3%
Total	$1,806,203	$141,000	$42,020	5.6%
Net debt at JV share			$29,909

1Excludes completed dispositions, assets held for sale and construction in progress.
2Ownership percentages are weighted based on investment.
3Represents 100% of the real estate assets and debt of the joint ventures.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 15

Re/development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT PROJECTS
MARKET	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	CURRENT LEASED %	BUDGET	COST TO COMPLETE	ESTIMATED COMPLETION/INITIAL LEASE COMMENCEMENT
Recently completed development
Raleigh, NC	UNC REX Health	122,991	44%	$52,600	$7,354	4Q 2024
Phoenix, AZ	HonorHealth	101,086	89%	58,000	1,563	4Q 2024
Active development
Fort Worth, TX	Baylor Scott & White	101,000	54%	48,200	15,003	4Q 2025
Total development		325,077	61%	$158,800	$23,920
Projected stabilized yield - 7.0%-8.5%
Estimated stabilization period post completion - 12 - 36 months

Active major redevelopment
Charlotte, NC	Novant Health	169,135	96%	26,300	5,509	2Q 2025
Washington, DC	Inova Health	57,323	87%	13,700	3,178	4Q 2025
White Plains, NY	Montefiore Einstein/White Plains	65,851	89%	19,400	12,558	4Q 2025
Raleigh, NC	UNC REX Health	40,400	100%	10,800	9,523	1Q 2026
Houston, TX	HCA	314,861	64%	30,000	13,793	2Q 2026
Total redevelopment		647,570	79%	$100,200	$44,561
Occupied %			62%
Projected stabilized yield - 9.0%-12.0%
Estimated stabilization period post completion - 12 - 36 months

Total active major re/development projects		972,647	73%	$259,000	$68,481

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 16

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS
		COUNT	SQUARE FEET						WHOLLY OWNED
MARKET	MSA RANK		MOB	INPATIENT	OFFICE	WHOLLY OWNED	JOINT VENTURES	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Dallas, TX	4	50	2,875,468	146,519	199,800	3,221,787	581,096	3,802,883	9.1%	9.1%
Seattle, WA	15	29	1,335,380			1,335,380	257,121	1,592,501	6.0%	15.1%
Charlotte, NC	21	31	1,702,275			1,702,275		1,702,275	4.9%	20.0%
Houston, TX	5	28	1,796,992	67,500		1,864,492	249,158	2,113,650	4.5%	24.5%
Denver, CO	19	31	1,483,641			1,483,641	306,949	1,790,590	4.2%	28.7%
Atlanta, GA	6	26	1,284,112			1,284,112	96,108	1,380,220	3.8%	32.5%
Boston, MA	11	15	742,930			742,930		742,930	3.5%	36.0%
Los Angeles, CA	2	27	787,715	63,000		850,715	786,520	1,637,235	3.5%	39.5%
Phoenix, AZ	10	36	1,512,304			1,512,304	101,086	1,613,390	3.3%	42.8%
Raleigh, NC	41	27	980,469			980,469	198,485	1,178,954	2.9%	45.7%
Nashville, TN	35	13	1,134,891		108,691	1,243,582	106,981	1,350,563	2.8%	48.5%
Miami, FL	8	15	981,406			981,406	52,178	1,033,584	2.7%	51.2%
Tampa, FL	17	18	876,079			876,079		876,079	2.7%	53.9%
Indianapolis, IN	33	41	1,078,519	61,398		1,139,917	357,915	1,497,832	2.7%	56.6%
Washington, DC	7	9	692,107			692,107		692,107	2.2%	58.8%
Austin, TX	25	12	657,575			657,575	129,879	787,454	2.1%	60.9%
New York, NY	1	15	647,004			647,004	57,411	704,415	2.1%	63.0%
Chicago, IL	3	6	607,845			607,845		607,845	2.0%	65.0%
San Francisco, CA	13	9	452,666			452,666	110,865	563,531	2.0%	67.0%
Orlando, FL	20	7	359,477	56,998		416,475		416,475	1.9%	68.9%
Other (44 Market)		203	9,729,678	538,392	1,048,363	11,316,433	862,093	12,178,526	31.1%	100.0%
Total		648	31,718,533	933,807	1,356,854	34,009,194	4,253,845	38,263,039	100.0%
Number of properties			562	15	6	583	65	648
% of square feet			93.3%	2.7%	4.0%	100.0%
% multi-tenant			87.3%	6.9%	77.2%	84.7%
Investment			$10,655,661	$436,513	$424,219	$11,516,393
Quarterly cash NOI [2]			$160,106	$8,854	$5,073	$174,033
% of cash NOI			92.0%	5.1%	2.9%	100.0%

BY OWNERSHIP AND TENANT TYPE
	WHOLLY OWNED		JOINT VENTURES
	MULTI-TENANT	SINGLE-TENANT	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	472	111	51	14	648
Square feet	28,813,310	5,195,884	3,613,351	640,494	38,263,039
% of square feet	75.3%	13.6%	9.4%	1.7%	100.0%
Investment [2]	$9,272,754	$2,243,639	$515,757	$100,062	$12,132,212
Quarterly cash NOI [2]	$138,266	$35,768	$6,659	$1,622	$182,315
% of cash NOI	75.8%	19.6%	3.7%	0.9%	100.0%

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 17

Health Systems [1,2]

MOB PORTFOLIO
			BUILDING SQUARE FEET			# OF BLDGS		LEASED BY HEALTH SYSTEM	% OF LEASED SF	# OF LEASES
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON/ADJACENT [4]	OFF-CAMPUS AFFILIATED [5]	TOTAL		% OF NOI
HCA	1	BBB-/Baa3	2,136,592	770,430	2,907,022	43	7.7%	811,342	2.6%	132
Baylor Scott & White	21	AA-/Aa2	2,493,934	66,376	2,560,310	28	6.5%	1,217,105	3.9%	196
CommonSpirit	4	A-/A3	1,673,880	564,790	2,238,670	42	6.4%	741,414	2.4%	131
Ascension Health	3	AA/Aa2	2,262,563	97,551	2,360,114	25	5.6%	1,003,127	3.2%	159
Advocate Health	14	AA/Aa3	898,199	388,316	1,286,515	20	4.4%	1,084,066	3.5%	103
Wellstar Health System	75	A+/A2	919,861	—	919,861	18	2.8%	606,907	1.9%	82
UW Medicine (Seattle)	91	AA+/Aa1	461,363	169,709	631,072	10	2.8%	294,971	0.9%	32
Tenet Healthcare Corporation	6	B+/Ba3	981,499	277,447	1,258,946	21	2.7%	266,177	0.8%	47
Providence Health & Services	5	A/A2	614,167	31,601	645,768	12	2.5%	244,280	0.8%	49
AdventHealth	11	AA/Aa2	662,742	118,585	781,327	12	2.4%	408,046	1.3%	101
MultiCare Health System	82	A/--	584,184	—	584,184	10	2.4%	341,863	1.1%	32
Indiana University Health	26	AA/Aa2	416,978	269,320	686,298	10	2.0%	387,649	1.2%	51
Trinity Health	7	AA-/Aa3	804,737	8,156	812,893	11	2.0%	454,969	1.5%	54
Tufts Medicine	None	BBB-/Aa3	252,087	—	252,087	2	1.7%	260,784	0.8%	5
Community Health Systems	8	CCC+/Caa2	604,224	—	604,224	13	1.7%	328,582	1.0%	39
Cedars-Sinai Health Systems	51	AA-/Aa3	199,701	90,607	290,308	5	1.6%	96,614	0.3%	22
WakeMed	185	--/A2	374,207	101,597	475,804	13	1.5%	149,676	0.5%	22
Banner Health	24	AA-/--	749,075	31,039	780,114	24	1.4%	125,664	0.4%	33
Baptist Memorial Health Care	89	A-2/--	544,122	150,228	694,350	9	1.5%	407,717	1.3%	50
Sutter Health	12	A+/A1	175,591	99,947	275,538	4	1.4%	121,481	0.4%	25
Bon Secours Health System	22	A+/A1	405,945	—	405,945	6	1.3%	242,817	0.8%	50
Other (69 Credit Rated)			7,554,103	3,556,764	11,110,867	205	30.2%	4,738,894	15.1%
Subtotal - credit rated [6]			25,769,754	6,792,463	32,562,217	543	92.5%	14,334,145	45.7%
Other non-credit rated [7]			231,018	492,355	723,373	17	2.0%	283,611	0.9%
Off-campus non-affiliated [8]			—	2,460,712	2,460,712	60	5.5%	—	—%
Total			26,000,772	9,745,530	35,746,302	620	100.0%	14,617,756	46.6%
Joint ventures			2,823,464	1,204,305	4,027,769
Wholly-owned			23,177,308	8,541,225	31,718,533

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Excludes construction in progress and assets classified as held for sale.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
6Based on square footage, 94% is associated and 42% is leased by an investment-grade rated healthcare provider.
7Includes 17 properties associated with hospital systems that are not credit rated. Prospect Medical leases approximately 81,000 square feet and represent 0.2% of the total company rental income.
8Includes off-campus buildings that are not 20% or more leased by a health system and are more than two miles from a hospital campus.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 18

MOB Proximity to Hospital [1,2,3]

MOB BY LOCATION
	# OF PROPERTIES	SQUARE FEET	TOTAL	% GROUND LEASED
On campus	252	19,628,604	54.9%	72.9%
Adjacent to campus [4]	146	6,372,168	17.8%	14.0%
Total on/adjacent	398	26,000,772	72.7%	58.5%
Off campus - affiliated [5]	162	7,284,818	20.4%	16.5%
Off campus	60	2,460,712	6.9%	10.7%
	620	35,746,302	100.0%	46.6%
Wholly-owned	562	31,718,533
Joint ventures	58	4,027,769

MOB BY CLUSTER [6]
	TOTAL			HOSPITAL CENTRIC [7]
	# OF PROPERTIES	SQUARE FEET	% OF SQUARE FEET	# OF PROPERTIES	SQUARE FEET	% OF SQUARE FEET
Clustered	454	25,433,505	71.2%	375	22,254,917	73.1%
Non-clustered	166	10,312,797	28.8%	113	8,176,278	26.9%
Total	620	35,746,302	100.0%	488	30,431,195	100.0%

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
3Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
6A cluster is defined as at least two properties within a geographic radius of two miles. The Company believes clusters provide operational efficiencies and greater local leasing knowledge that accelerate NOI growth.
7Includes buildings that are located within two miles of a hospital campus.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 19

Lease Maturity & Occupancy [1,2]

LEASE MATURITY SCHEDULE
	SQUARE FEET						# OF WHOLLY-OWNED LEASES
	WHOLLY-OWNED AND JOINT VENTURE
	MULTI-TENANT [3]	SINGLE-TENANT	TOTAL	% OF TOTAL	JOINT VENTURES	WHOLLY-OWNED
Month-to-month	293,244	34,412	327,656	1.0%	16,162	311,494	120
2Q 2025	945,676	418,456	1,364,132	4.0%	146,232	1,217,900	296
3Q 2025	1,204,924	165,931	1,370,855	4.1%	50,288	1,320,567	360
4Q 2025	1,043,232	126,882	1,170,114	3.5%	73,075	1,097,039	300
2026	3,914,349	375,837	4,290,186	12.7%	243,988	4,046,198	1,097
2027	4,287,933	930,306	5,218,239	15.4%	494,913	4,723,326	1,100
2028	3,204,517	593,929	3,798,446	11.2%	240,409	3,558,037	868
2029	3,386,038	872,057	4,258,095	12.6%	595,279	3,662,816	821
2030	2,258,452	544,494	2,802,946	8.3%	245,874	2,557,072	469
2031	1,480,313	363,846	1,844,159	5.5%	231,989	1,612,170	318
2032	1,873,815	392,721	2,266,536	6.7%	340,104	1,926,432	305
2033	976,526	—	976,526	2.9%	205,524	771,002	182
2034	1,270,541	121,851	1,392,392	4.1%	256,739	1,135,653	204
Thereafter	1,832,859	868,141	2,701,000	8.0%	602,895	2,098,105	237
Total occupied	27,972,419	5,808,863	33,781,282	88.3%	3,743,471	30,037,811	6,677
Total building	32,426,661	5,836,378	38,263,039		4,253,845	34,009,194
Occupancy	86.3%	99.5%	88.3%		88.0%	88.3%
Leased %	88.2%	99.7%	89.9%		90.3%	89.9%
WALTR (months) [4]	49.6	66.8	52.5			49.8
WALT (months) [4]	90.2	143.2	99.3			98.5

QUARTERLY LEASING ACTIVITY [5]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	ABSORPTION ACTIVITY	SQUARE FEET	ABSORPTION ACTIVITY	SQUARE FEET	ABSORPTION ACTIVITY	SQUARE FEET
Occupied square feet, beginning of period		27,983,418		5,929,156		33,912,574
Dispositions and assets held for sale		(89,628)		—		(89,628)
Expirations and early vacates	(1,329,156)		(162,512)		(1,491,668)
Renewals, amendments, and extensions	904,344		98,019		1,002,363
New lease commencements	410,663		36,978		447,641
Absorption		(14,149)		(27,515)		(41,664)
Occupied square feet, end of period		27,879,641		5,901,641		33,781,282

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Excludes land held for development, construction in progress, corporate property and assets classified as held for sale, unless noted otherwise.
3The average lease size in the wholly-owned multi-tenant portfolio is 3,886 square feet.
4WALTR = weighted average lease term remaining; WALT = weighted average lease term.
5Excludes month-to-month activity until such time that a term renewal is signed, or the tenant vacates.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 20

Leasing Statistics [1,2]

SAME STORE RENEWALS [2]
1Q 2025

MOB cash leasing spreads [3]	2.3%

MOB cash leasing spreads distribution
< 0% spread	9.5%
0-3% spread	14.5%
3-4% spread	50.4%
> 4% spread	25.6%
Total	100.0%

MOB tenant retention rate	84.8%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [4]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Same store [2]	2.86%	73.0%	2.49%	15.7%	2.80%	88.7%
Acquisitions	2.85%	5.6%	2.58%	1.3%	2.80%	6.8%
Other [5]	2.77%	3.7%	2.48%	0.8%	2.72%	4.4%
Total	2.86%	82.2%	2.50%	17.8%	2.79%	100.0%
Escalator type
Fixed	2.86%	98.1%	2.52%	87.8%	2.80%	96.3%
CPI	3.03%	1.9%	2.35%	12.2%	2.64%	3.7%

SAME STORE TYPE AND OWNERSHIP STRUCTURE [2]
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	44.8%	59.0%	47.2%
Physician and other	55.2%	41.0%	52.8%

Lease structure
Gross	9.6%	1.9%	8.4%
Modified gross	31.2%	8.4%	27.4%
Net	58.8%	68.1%	60.3%
Absolute net [6]	0.4%	21.6%	3.9%

Ownership type
Ground lease	50.1%	36.5%	48.1%
Fee simple	49.9%	63.5%	51.9%

# OF LEASES BY SIZE [7]
LEASED SQUARE FEET	# OF LEASES	WALT	WALTR
0 - 2,500	3,488	70.2	37.1
2,501 - 5,000	1,675	78.3	40.9
5,001 - 7,500	587	89.8	45.4
7,501 - 10,000	316	97.7	52.3
10,001 +	611	118.6	58.3
Total Leases	6,677	98.5	49.8

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties.
3There were no non-MOB renewals during the first quarter.
4Excludes leases with lease terms of one year or less.
5Includes redevelopment properties, development completion, and joint ventures.
6Tenants are typically responsible for operating expenses and capital obligations.
7Excludes joint ventures, land held for development, construction in progress, corporate property and assets classified as held for sale.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 21

Same Store [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

TOTAL CASH NOI
	% of Total NOI	1Q 2025	4Q 2024	1Q 2024	Y-o-Y% CHANGE
Multi-tenant	73%	$132,813	$133,274	$129,072	2.9%
Single-tenant	19%	34,729	34,643	34,506	0.6%
Joint venture	2%	4,400	4,547	4,517	(2.6%)
Same store	94%	$171,942	$172,464	$168,095	2.3%
Re/development	4%	6,518	7,426	8,928	(27.0%)
Wholly owned and joint venture acquisitions	2%	3,065	2,441	—	—%
Development completions	—%	790	207	(6)	(13,266.7%)
Completed dispositions & assets held for sale	—%	(217)	6,237	23,361	(100.9%)
Total cash NOI	100%	$182,098	$188,775	$200,378	(9.1%)

PORTFOLIO OCCUPANCY AND ABSORPTION
			OCCUPANCY %			ABSORPTION (square feet in thousands)
	COUNT	SQUARE FEET	1Q 2025	4Q 2024	1Q 2024	SEQUENTIAL	Y-O-Y
Multi-tenant	450	27,053,910	87.4%	87.4%	86.4%	19	276
Single-tenant	105	4,689,697	100.0%	100.0%	98.9%	—	51
Joint venture	30	1,672,923	89.1%	89.4%	90.0%	(5)	(16)
Same store	585	33,416,530	89.3%	89.2%	88.4%	15	311
Re/development	30	2,423,711	72.2%	75.8%	75.7%	(87)	(84)
Wholly owned and joint venture acquisitions	30	2,192,560	94.3%	94.0%	93.4%	7	19
Development completions	3	230,238	55.3%	44.9%	100.0%	24	121
Total portfolio	648	38,263,039	88.3%	88.4%	87.8%	(41)	367
Joint ventures	65	4,253,845	88.0%	87.4%	90.6%	26	91
Total wholly-owned	583	34,009,194	88.3%	88.5%	87.5%	(67)	276

Multi-tenant	523	32,426,661	86.3%	86.3%	85.8%	(14)	307

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 22

Same Store [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

SAME STORE CASH NOI
	TOTAL
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Base revenue	$209,088	$207,830	$205,535	$203,482	$203,389
Op. exp. recoveries	64,279	63,952	64,257	59,935	61,931
Revenues	$273,367	$271,782	$269,792	$263,417	$265,320
Expenses	101,425	99,318	100,946	95,351	97,225
Cash NOI	$171,942	$172,464	$168,846	$168,066	$168,095
Revenue per occ SF [4]	$36.75	$36.60	$36.50	$35.69	$36.02
Margin	62.9%	63.5%	62.6%	63.8%	63.4%
Average occupancy	89.0%	88.5%	88.1%	87.9%	87.8%
Period end occupancy	89.3%	89.2%	89.1%	88.6%	88.4%
Number of properties	585	585	585	585	585

Year-Over-Year Change
Revenue per occ SF [4]	2.0%
Avg occupancy (bps)	+120
Revenues	3.0%
Base revenue	2.8%
Exp recoveries	3.8%
Expenses	4.3%
Cash NOI	2.3%

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties.
3Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, planned dispositions and assets classified as held for sale.
4Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations [1]
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Net loss	($45,389)	($108,212)	($94,535)	($145,938)	($315,220)
Other income	63,893	107,448	105,657	156,631	327,646
General and administrative expense	13,530	34,208	20,124	14,002	14,787
Depreciation and amortization expense	150,969	160,330	163,226	173,477	178,119
Other expenses [2]	7,564	7,059	6,434	5,226	4,727
Straight-line rent expense	865	917	965	1,063	935
Straight-line rent revenue	(7,709)	(9,061)	(6,736)	(5,630)	(8,568)
Other revenue [3]	(9,907)	(11,194)	(8,334)	(5,433)	(7,006)
Joint venture property cash NOI	8,282	7,280	6,477	5,504	4,958
Cash NOI	$182,098	$188,775	$193,278	$198,902	$200,378
Redevelopment	(6,518)	(7,426)	(8,794)	(8,575)	(8,928)
Wholly owned and joint venture acquisitions	(3,065)	(2,441)	(1,531)	(527)	—
Development completions	(790)	(207)	12	12	6
Completed dispositions & assets held for sale	217	(6,237)	(14,120)	(21,749)	(23,361)
Same store cash NOI	$171,942	$172,464	$168,845	$168,063	$168,095
Same store joint venture properties	(4,400)	(4,547)	(4,513)	(4,519)	(4,517)
Same store excluding JVs	$167,542	$167,917	$164,332	$163,544	$163,578

TOP DOWN RECONCILIATION
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Rental income before rent concessions	$294,543	$305,229	$310,080	$311,592	$321,833
Rent concessions	(5,686)	(5,164)	(3,581)	(3,457)	(3,757)
Rental income	$288,857	$300,065	$306,499	$308,135	$318,076
Parking income	1,863	1,958	2,363	2,463	2,545
Interest from financing receivable, net	1,950	2,103	2,117	2,094	2,117
Exclude straight-line rent revenue	(7,709)	(9,061)	(6,736)	(5,630)	(8,568)
Exclude other non-cash revenue [4]	(4,051)	(5,697)	(4,149)	(2,018)	(3,163)
Cash revenue	$280,910	$289,368	$300,094	$305,044	$311,007
Property operating expense	(114,963)	(114,415)	(120,232)	(117,719)	(121,078)
Exclude non-cash expenses [5]	7,869	6,542	6,939	6,073	5,491
Joint venture property cash NOI	8,282	7,280	6,477	5,504	4,958
Cash NOI	$182,098	$188,775	$193,278	$198,902	$200,378
Redevelopment	(6,518)	(7,426)	(8,794)	(8,575)	(8,928)
Wholly owned and joint venture acquisitions	(3,065)	(2,441)	(1,531)	(527)	—
Development completions	(790)	(207)	12	12	6
Completed dispositions & assets held for sale	217	(6,237)	(14,120)	(21,749)	(23,361)
Same store cash NOI	$171,942	$172,464	$168,845	$168,063	$168,095
Same store joint venture properties	(4,400)	(4,547)	(4,513)	(4,519)	(4,517)
Same store excluding JVs	$167,542	$167,917	$164,332	$163,544	$163,578

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Includes transaction costs, merger-related costs, rent reserves, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables, and ground lease straight-line rent.
3Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principal related to investment in financing receivable, and tenant improvement overage amortization.
4Includes above and below market intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable, and TI amortization.
5Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations [1]
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Cash NOI	$182,098	$188,775	$193,278	$198,902	$200,378
General and administrative expense	(13,530)	(34,208)	(20,124)	(14,002)	(14,787)
Straight-line rent	7,709	9,061	6,736	5,630	8,568
Interest and other income (expense), net	95	(154)	(132)	(248)	275
Management fees and other income	4,525	3,667	2,658	1,858	1,646
Note receivable interest income	1,781	1,973	1,787	1,771	2,421
Other non-cash revenue [2]	3,601	5,554	3,891	1,804	2,939
Other non-cash expenses [3]	(7,418)	(6,400)	(6,687)	(5,858)	(5,268)
Non-real estate impairment	—	(1,600)	(46,762)	(11,201)	—
Restructuring and severance-related costs	114	19,288	—	—	—
Income taxes	310	657	448	454	336
Unconsolidated JV adjustments	(1,155)	(720)	(401)	(443)	(427)
Debt Covenant EBITDA	$178,130	$185,893	$134,692	$178,667	$196,081
Interest expense	(54,812)	(58,265)	(60,649)	(62,457)	(61,054)
Transaction costs	(1,011)	(1,577)	(719)	(431)	(395)
Leasing commission amortization [4]	5,621	5,744	5,827	5,151	4,467
Non-real estate depreciation and amortization	(1,301)	(1,418)	(1,232)	(1,278)	(1,424)
(Loss) gain on non-real estate assets	(1,936)	(4,075)	162	4,907	—
Non-controlling interest	(83)	(56)	139	81	106
Goodwill impairment	—	—	—	—	(250,530)
Restructuring and severance-related costs	(114)	(19,288)	—	—	—
Income taxes	(310)	(657)	(448)	(454)	(336)
Loss on extinguishment of debt	—	(237)	—	—	—
Unconsolidated JV adjustments	(410)	(422)	(484)	(389)	(385)
FFO	$123,774	$105,642	$77,288	$123,797	($113,470)
Transaction costs	1,011	1,577	719	431	395
Lease intangible amortization	(228)	(2,348)	(10)	129	175
Significant non-recurring legal fees/forfeited earnest money received	77	306	306	465	—
Loss on extinguishment of debt	—	237	—	—	—
Restructuring and severance-related costs	502	22,991	6,861	—	—
Merger-related fair value adjustment	10,446	10,314	10,184	10,064	10,105
Credit losses and gains on other assets, net	1,936	4,582	46,600	8,525	—
Goodwill impairment	—	—	—	—	250,530
Unconsolidated JV normalizing items	204	113	101	89	87
Normalized FFO	$137,722	$143,414	$142,049	$143,500	$147,822

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization, and principal related to investment in financing receivable and TI amortization.
3Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
4Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 25

EBITDA Reconciliations [1]
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA

	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Net loss	($45,389)	($108,212)	($94,535)	($145,938)	($315,220)
Interest expense	54,812	58,265	60,649	62,457	61,054
Income taxes	310	657	448	454	336
Depreciation and amortization	150,968	160,330	163,226	173,477	178,119
Unconsolidated JV depreciation, amortization, and interest	7,128	6,336	5,863	5,207	4,952
EBITDA	$167,829	$117,376	$135,651	$95,657	$(70,759)
Transaction costs	1,011	1,577	719	431	395
Gain on sales of assets	(2,904)	(32,082)	(39,310)	(38,338)	(22)
Impairments on real estate assets	12,080	79,497	37,632	120,917	15,937
Restructuring and severance-related costs	114	19,288	—	—	—
Goodwill Impairment	—	—	—	—	250,530
Loss on extinguishment of debt	—	237	—	—	—
Debt Covenant EBITDA	$178,130	$185,893	$134,692	$178,667	$196,081
Leasing commission amortization [2]	5,621	5,744	5,827	5,151	4,467
Lease intangibles, franchise taxes and prepaid ground amortization	520	(3,596)	692	980	975
Timing impact [3]	4,176	(2,125)	(1,511)	(1,438)	—
Stock based compensation	3,028	3,028	7,908	3,383	3,562
Allowance for credit losses	—	1,600	46,762	11,201	—
Rent reserves, net	94	(369)	(27)	1,261	(151)
Unconsolidated JV adjustments	204	113	101	89	87
Adjusted EBITDA	$191,773	$190,288	$194,444	$199,294	$205,021
Annualized Adjusted EBITDA	$767,092	$761,152	$777,776	$797,176	$820,084

RECONCILIATION OF NET DEBT
Debt (principal balance)	$4,953,219	$4,894,564	$5,200,907	$5,402,290	$5,372,710
Share of unconsolidated net debt	29,908	31,455	30,054	20,299	23,276
Cash [4]	(25,722)	(68,916)	(22,801)	(137,773)	(26,172)
Net debt	$4,957,405	$4,857,103	$5,208,160	$5,284,816	$5,369,814

Net debt to adjusted EBITDA	6.5x	6.4x	6.7x	6.6x	6.5x

Run rate net debt to adjusted EBITDA [5]	6.4x

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.
3Timing adjustments to represent a full quarter impact of acquisitions and dispositions. Properties contributed into a joint venture are adjusted at the Company's share. Timing adjustments also include non-recurring impacts due to one-time items recognized in the quarter.
42Q 2024 cash includes $96.0 million of proceeds from a portfolio disposition held in a cash escrow account as of June 30, 2024.
5Includes the proforma impact of a mortgage loan receivable repayment in April 2025.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 26

Components of Net Asset Value [1]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI
1Q 2025
Same store [2]	$171,943
Acquisition/Development Completions [3]	3,855
Re/development	6,517
Total	$182,315
Timing adjustments [4]	283
Total Cash NOI	$182,598

DEVELOPMENT & REDEVELOPMENT PROPERTIES
	ESTIMATED COST TO COMPLETE	ESTIMATED TOTAL COST	PROJECTED STABILIZED ANNUAL CASH NOI
Developments	$23,920	$158,800	$11,858
Redevelopments [5]	44,561	100,200	14,503
	$68,481	$259,000	$26,361

LAND HELD FOR DEVELOPMENT, CASH, & OTHER ASSETS
Land held for development	$52,408
Disposition pipeline [6]	9,789
Unstabilized properties [7]	327,189
Cash and other assets [8]	407,223
$796,609

DEBT
Unsecured credit facility	$94,000
Unsecured term loans	1,115,000
Senior notes	3,699,285
Mortgage notes payable	44,934
Company share of joint venture net debt	29,909
Other liabilities [9]	261,205
$5,244,333

TOTAL SHARES OUTSTANDING
As of March 31, 2025 [10]	355,143,647

1Gross investment and quarterly cash NOI are reflected in the Company's ownership percentage. Lease and building level related metrics such as building square feet and occupancy are reflected at 100% of the buildings.
2See Same Store schedule on pages 22 - 23 for details on Same Store NOI.
3Adjusted to reflect quarterly NOI from properties acquired or stabilized re/developments completed during the full five quarter period that are not included in same store NOI.
4Timing adjustments include adjustments to reflect full quarterly stabilized NOI of a recently completed development of $0.7 million, and management fee income of $4.3 million, offset by $3.6 million of in-place NOI on development and redevelopment properties and $1.1 million of positive NOI for unstabilized properties, which are shown in other assets.
5Estimated total cost includes only the incremental capital to complete the redevelopment. Projected Stabilized Annual Cash NOI is the total property NOI at stabilization.
6Includes assets held for sale.
7Includes 30 properties at their gross book value. These properties were comprised of 1.5 million square feet that generated positive NOI of $1.1 million.
8Includes cash of $25.7 million, notes receivable of $117.8 million, prepaid assets of $187.2 million, accounts receivable of $39.4 million, and prepaid ground leases of $19.1 million. In addition, it includes the Company's occupied portion of its corporate headquarters in Nashville of $18.0 million.
9Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $145.1 million, security deposits of $32.0 million, financing right of use liabilities of $72.6 million, and deferred operating expense reimbursements of $11.5 million.
10Total shares outstanding include OP units.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 27

2025 Guidance
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2025 GUIDANCE		ACTUAL
	LOW	HIGH	1Q 2025
OPERATING METRICS
Year-end same store net absorption (bps)	75	125	4
Same store cash NOI growth	3.00%	3.75%	2.3%
Same store MOB cash leasing spreads	2.0%	3.0%	2.3%
Same store lease retention rate	80.0%	85.0%	84.8%
Normalized G&A	$52,000	$56,000	$13,028

CAPITAL FUNDING
Asset sales and JV contributions	$400,000	$500,000	$28,100
Re/development	95,000	115,000	33,436
1st generation TI and acq. capex	55,000	65,000	15,139
Maintenance capex
2nd generation TI	55,000	65,000	14,885
Leasing commissions paid	35,000	45,000	11,394
Building capital	30,000	40,000	6,687
Total maintenance capex	120,000	150,000	32,966

CASH YIELD
Dispositions	6.8%	7.3%	3.1%

EARNINGS AND LEVERAGE
Earnings per share	$(0.28)	$(0.20)	$(0.13)
Normalized FFO per share	$1.56	$1.60	$0.39
Net debt to adjusted EBITDA [1]	6.00x	6.25x	6.4x

11Q 2025 actual reflects the proforma impact of a mortgage loan receivable repayment in April 2025.

HEALTHCARE REALTY	Return to Table of Contents	1Q 2025 SUPPLEMENTAL INFORMATION 28